Dear Shareholders:
--------------------------------------------------------------------------------
     The price of gold bullion was $293.80 an ounce on June 30, 1998. It began 1998 at $289.05 an ounce. The Lexington Strategic Investments Fund, Inc. finished the fiscal year ended June 30, 1998 with a decline of 38.40%* versus the 34.97% decline for the average gold fund monitored by Lipper Analytical Services, Inc.

     As the most recent quarter ended, a change was made in the portfolio management team. Robert Radsch, the Portfolio Manager and a member of the natural resources investment team, left Lexington. The Fund will continue to be managed by other members of that team, which include Robert M. DeMichele, President, and James Vail.

     Throughout the year gold suffered from a litany of woes that included seemingly endless central bank sales, record lending of gold to producers, Far Eastern gold sales and concern over the soon to be constituted European Central Bank. Talk of $250 an ounce gold dissipated, as it became clear that the European Central Bank would indeed hold gold bullion in its reserves, probably in excess of 15%. It also began to appear likely that the further sales of gold bullion by individual European Central Banks would not be a factor for the rest of the year.

     The Fund was also impacted by the consolidation taking place in the South African gold mining industry in which the Fund is concentrated. The South African industry, the world's largest producer of gold, is seeking to maintain its annual production at between 15 and 16 million ounces through the year 2001. Faced with lower gold prices, the South African industry has reorganized in order to lower costs and boost productivity to hold a production decline that began in the 1960's.

     The Fund is investing in selective opportunities in gold mining shares around the world as well as investments in other natural resources commodities such as palladium. At December 31, 1997 the Fund held a 2% position in palladium bullion. This investment represented a unique precious metal opportunity due to its increasing use in catalytic converters and the reduction of stockpile supplies. Russia is the largest supplier of palladium followed by South Africa. As a result of suspended palladium shipments from Russia, the price of this bullion spurted to a twelve year high. With Russia about to begin shipping palladium the prospect of sharp price declines made the sale of this position imperative for the Fund. The Fund realized a substantial gain from this sale. However, the gain, when coupled with the lack of gains generated by its gold equity positions, generated more than 10% of the Fund's gross income. To qualify as a regulated investment company, under IRS rules, a Fund is required to generate at least 90% of its gross income from the sale of stock or securities or other qualifying income. If a Fund does not meet this criteria, then the Fund incurs a tax at both the Fund level and at the shareholder level when the net gains and income are distributed. This is an annual test and the decision to sell the palladium was based upon the investment rationale for what was perceived to be a rapidly deteriorating investment situation for palladium. Palladium continues to trade with high price volatility. The net result is that despite taxation at the Fund level, the Fund achieved a net gain on this transaction.

     As we look forward, the outlook for gold bullion has improved. It appears that the new European Central Bank will have a significant position of its reserves in gold, but not as high as we would have liked. It also appears that strict limits on further Central Bank sales will be imposed by the stronger members of the new governing council. Finally, the deficit of gold production versus fabrication appears to have been seriously understated due to a major underestimation of gold loans. With a change in sentiment and perception, the huge short position (including sales by producers) may create a severe squeeze, particularly should the new European Central Bank decide to increase rates on gold bullion. The expectation of gradual improvement in markets around the world should bode well for gold.


                                        Sincerely,

                                        /s/Robert M. DeMichele
                                        ----------------------
                                        Robert M. DeMichele
                                        President
                                        August, 1998


[GRAPHIC OMITTED]



* -41.98%, -13.88% and -8.37% are the one year, five year and since commencement (1/2/92) average annual standard total returns, respectively, for the period ended June 30, 1998. Prior to January, 1992, the Fund was managed by a different investment advisor. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than at their original cost. These calculations include the maximum 5.75% initial sales charge and assume reinvestment of dividends and capital gains at net asset value. Total return represents past performance and is not predictive of future results.

LEXINGTON STRATEGIC INVESTMENTS FUND, INC.
STATEMENT OF NET ASSETS
(Including the Portfolio of Investments)
June 30, 1998


Number of                                                                               Value
 Shares                                     Security                                   (Note 1)
------------ ----------------------------------------------------------------------- -----------
             COMMON STOCKS: 88.7%
             CANADA: 6.7%
   40,000    Barrick Gold Corporation  .............................................  $  767,500
   50,000    Etruscan Resources, Inc.1 .............................................     133,624
  100,000    Golden Knight Resources, Inc.1  .......................................      56,442
   50,000    Namibian Minerals Corporation1  .......................................     116,406
   30,000    Sutton Resources, Ltd.1   .............................................     170,345
                                                                                      ----------
                                                                                       1,244,317
                                                                                      ----------
             GHANA: 1.4%
   31,969    Ashanti Goldfields Company, Ltd. (GDR)   ..............................     259,748
                                                                                      ----------
             SOUTH AFRICA: 74.5%
   15,000    Anglo American Corporation of South Africa, Ltd.  .....................     509,336
   68,954    Anglo American Platinum Corporation, Ltd.   ...........................     755,096
   95,727    AngloGold, Ltd.  ......................................................   3,884,308
    5,795    AngloGold, Ltd. (ADR)  ................................................     117,572
  447,918    Avgold, Ltd.1 .........................................................     277,571
  750,000    Avmin, Ltd.   .........................................................     445,669
  150,000    Barnato Exploration, Ltd.1   ..........................................     158,531
  125,000    Driefontein Consolidated, Ltd.  .......................................     651,526
  262,080    Durban Roodepoort Deep, Ltd.1   .......................................     578,443
  154,480    Durban Roodepoort Deep, Ltd. (Options)1  ..............................      65,569
   33,700    Durban Roodepoort Deep, Ltd. (Warrants)1 ..............................      12,473
  400,000    Eastvaal Gold Holdings, Ltd.1   .......................................     366,722
  269,343    Evander Gold Mines, Ltd.1 .............................................     594,473
  116,000    Gencor, Ltd.  .........................................................     180,203
   30,500    Gold Fields of South Africa, Ltd.  ....................................     352,121
  178,229    Gold Fields, Ltd.1  ...................................................     756,487
  230,630    Harmony Gold Mining, Ltd.1   ..........................................     959,324
   28,000    Impala Platinum Holdings, Ltd.  .......................................     240,067
   49,731    JCI, Ltd.  ............................................................     260,475
  200,000    New East Daggafontein Mines, Ltd.  ....................................     161,290
  179,600    New Wits, Ltd.   ......................................................     327,792
   29,200    PGM Investments, Ltd.  ................................................      14,873
  186,700    Randfontein Estates Gold Mining Company Witwatersrand, Ltd.1  .........     399,391
   22,451    Randfontein Estates Gold Mining Company Witwatersrand, Ltd. (Options)1       12,579
  324,500    Randgold and Exploration Company, Ltd.1  ..............................     247,919
    7,000    Samancor, Ltd.   ......................................................      29,711
   75,000    Sasol, Ltd.   .........................................................     437,393
  175,900    St. Helena Gold Mines, Ltd.  ..........................................     373,301


LEXINGTON STRATEGIC INVESTMENTS FUND, INC.
STATEMENT OF NET ASSETS
(Including the Portfolio of Investments)
June 30, 1998 (continued)


Number of
 Shares
   or
Principal                                                                             Value
 Amount                                    Security                                  (Note 1)
------------ --------------------------------------------------------------------  -----------
             SOUTH AFRICA (continued):
    200,000  West Rand Consolidated Mines, Ltd.1   ..............................  $   174,872
    157,900  Western Areas Gold Mining Company, Ltd.1 ...........................      509,352
                                                                                   -----------
                                                                                    13,854,439
                                                                                   -----------
             UNITED STATES: 6.1%
     75,000  Homestake Mining Company  ..........................................      778,125
     15,000  Newmont Mining Corporation   .......................................      354,375
                                                                                   -----------
                                                                                     1,132,500
                                                                                   -----------
             TOTAL COMMON STOCKS
             (cost $35,977,845)  ................................................   16,491,004
                                                                                   -----------
             SHORT-TERM INVESTMENT: 10.8%
             U.S. Government Agency Obligation
 $2,000,000  Federal Home Loan Bank, 5.40%, due 07/01/98 (cost $2,000,000) ......    2,000,000
                                                                                   -----------
             TOTAL INVESTMENTS: 99.5%
             (cost $37,977,845+) (Note 1)........................................   18,491,004
             Other assets in excess of liabilities: 0.5% ........................       93,322
                                                                                   -----------
             TOTAL NET ASSETS: 100.0% (equivalent to $1.08 per share on
             17,130,312 shares outstanding)  ....................................  $18,584,326
                                                                                   ===========

ADR-American Depository Receipt.
GDR-Global Depository Receipt.
1 Non-income producing security.
+ Aggregate cost for Federal income tax purposes is $38,592,639.













    The Notes to Financial Statements are an integral part of this statement.

LEXINGTON STRATEGIC INVESTMENTS FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
June 30, 1998



ASSETS
Investments, at value (cost $37,977,845) (Note1)   ....................................   $ 18,491,004
Cash  .................................................................................        271,624
Due from Lexington Management Corporation (Note 2) ....................................         21,561
Receivable for shares sold ............................................................        167,567
Dividends and interest receivable   ...................................................         16,945
Foreign taxes recoverable  ............................................................         13,920
                                                                                          ------------
   Total Assets   .....................................................................     18,982,621
                                                                                          ------------
LIABILITIES
Payable for shares redeemed   .........................................................        189,669
Income taxes payable (Note 1) .........................................................        140,825
Accrued expenses  .....................................................................         67,801
                                                                                          ------------
   Total Liabilities ..................................................................        398,295
                                                                                          ------------
NET ASSETS (equivalent to $1.08 per share on 17,130,312 shares outstanding) (Note 3)      $ 18,584,326
                                                                                          ============
NET ASSETS consist of:
Capital stock-authorized 1,000,000,000 shares, $.001 par value per share   ............   $     17,139
Additional paid in capital (Notes 1 and 6)   ..........................................     69,310,863
Distributions in excess of net investment income (Note 1)   ...........................        (34,909)
Accumulated net realized loss on investments and foreign currency holdings
 (Notes 1 and 6)  .....................................................................    (31,219,905)
Unrealized depreciation on investments and foreign currency holdings ..................    (19,488,862)
                                                                                          ------------
   TOTAL NET ASSETS  ..................................................................   $ 18,584,326
                                                                                          ============
NET ASSET VALUE, REDEMPTION PRICE PER SHARE  ..........................................          $1.08
                                                                                                 =====
Offering price per share (100/94.25 of $1.08 adjusted to nearest cent)  ...............          $1.15
                                                                                                 =====

    The Notes to Financial Statements are an integral part of this statement.

LEXINGTON STRATEGIC INVESTMENTS FUND, INC.
STATEMENT OF OPERATIONS
Year ended June 30, 1998


INVESTMENT INCOME
   Dividends   ........................    $    965,757
   Interest ...........................          92,187
                                           ------------
                                              1,057,944
   Less: foreign tax expense  .........           4,694
                                           ------------
    Total investment income   .........                      $  1,053,250
Expenses
   Investment advisory fee
     (Note 2)  ........................         240,211
   Transfer agent and
     shareholder servicing
     expenses (Note 2)  ...............         179,680
   Printing and mailing
     expenses  ........................          89,196
   Custodian expenses   ...............          48,108
   Accounting expenses (Note 2)  ......          33,981
   Professional fees ..................          30,317
   Registration fees ..................          25,108
   Directors' fees and expenses  ......          16,936
   Computer processing fees   .........           7,748
   Other expenses .....................          47,724
                                           ------------
    Total expenses   ..................         719,009
    Less: expenses recovered
      under contract with
      investment adviser
       (Note 2)   .....................         118,355
                                           ------------
     Total net expenses ...............         600,654
     Investment income before
       income tax expense. ............         452,596
     Income tax expense (Note 1)   .            140,825
                                           ------------
     Net investment income ............                           311,771
REALIZED AND UNREALIZED LOSS
ON INVESTMENTS (NOTE 4)
   Net realized loss on:
    Investments   .....................      (5,167,512)
    Foreign currency transactions               (26,364)
                                           ------------
      Net realized loss ...............                        (5,193,876)
   Net change in unrealized
     depreciation on:
    Investments   .....................      (4,726,503)
    Foreign currency
      translation of other
      assets and liabilities  .........          (1,629)
                                           ------------
   Net change in unrealized
      depreciation   ..................                        (4,728,132)
                                                             ------------
     Net realized and
       unrealized loss  ...............                        (9,922,008)
                                                             ------------
   DECREASE IN NET ASSETS RESULTING
     FROM OPERATIONS ..................                      $ (9,610,237)
                                                             ============


LEXINGTON STRATEGIC INVESTMENTS FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
Years ended June 30, 1998 and 1997

                                          1998              1997
                                      ------------     -------------
Net investment income ............... $    311,771     $     604,454
Net realized loss from
   investments and foreign
   currency transactions ............   (5,193,876)         (564,051)
Net change in unrealized
   depreciation of investments
   and foreign currency
   translation  .....................   (4,728,132)      (19,330,979)
                                      ------------     -------------
   Net decrease in
      net assets resulting
      from operations ...............   (9,610,237)      (19,290,576)
Distributions to shareholders
   from net investment income  ......     (345,646)         (768,498)
Decrease in net assets from
   capital share transactions
   (Note 3)  ........................   (2,663,286)       (6,901,652)
                                      ------------     -------------
    Net decrease in
       net assets  ..................  (12,619,169)      (26,960,726)
NET ASSETS:
 Beginning of period  ...............   31,203,495        58,164,221
                                      ------------     -------------
 Endof period (including
   distributions in excess of net
   investment income of
    $34,909 and undistributed
    net investment income of
    $152,145, 1998 and 1997,
    respectively)  .................. $ 18,584,326     $  31,203,495
                                      ============     =============


   The Notes to Financial Statements are an integral part of these statements.

LEXINGTON STRATEGIC INVESTMENTS FUND, INC.
NOTES TO FINANCIAL STATEMENTS
June 30, 1998 and 1997

1. SIGNIFICANT ACCOUNTING POLICIES

Lexington Strategic Investments Fund, Inc. (the "Fund") is an open-end non-diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is capital appreciation. The investment concentration is currently in the common stock of gold and other precious metals mining companies located primarily in South Africa. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

     INVESTMENTS Securities transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are reported on the identified cost basis. Securities traded on a recognized stock exchange are valued at the last sales price reported by the exchange on which the securities are traded. If no sales price is recorded, the mean between the last bid and asked prices is used. Securities traded on the over-the-counter market and bullion are valued at the mean between the last current bid and asked prices. Short-term securities having a maturity of 60 days or less are stated at amortized cost, which approximates market value. Securities for which market quotations are not readily available and other assets are valued by Fund management in good faith under the direction of the Fund's Board of Directors. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income, adjusted for amortization of premiums and accretion of discounts, is accrued as earned.

     FOREIGN CURRENCY TRANSACTIONS Foreign currencies (and receivables and payables denominated in foreign currencies) are translated into U.S. dollar amounts at current exchange rates. Translation gains or losses resulting from changes in exchange rates and realized gains and losses on the settlement of foreign currency transactions are reported in the statement of operations. In addition, the Fund may enter into forward foreign exchange contracts in order to hedge against foreign currency risk in the purchase or sale of securities denominated in foreign currency. The Fund may also enter into such contracts to hedge against changes in foreign currency exchange rates on portfolio positions. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are closed and are reported in the statement of operations. There are no forward foreign currency exchange contracts outstanding at June 30, 1998.

     FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. For the year ended June 30, 1998, the Fund did not qualify as a regulated investment company as the Fund's qualifying gross income did not equal or exceed 90% of its total gross income. As a result, the Fund accrued a tax liability at June 30, 1998, of $140,825. The difference between the combined Federal and state statutory income tax rate of 43% and the effective tax rate of 31.1% is primarily attributable to the corporate dividends received deduction available to the Fund. Management anticipates the Fund will qualify as a regulated investment company in fiscal 1999 and, as a result, will not be subject to Federal and state corporate income taxes.

LEXINGTON STRATEGIC INVESTMENTS FUND, INC.
NOTES TO FINANCIAL STATEMENTS
June 30, 1998 and 1997 (continued)

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     DISTRIBUTIONS Dividends from net investment income and net realized capital gains are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The character of income and gains to be distributed are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. At June 30, 1998, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.

     USE OF ESTIMATES The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATE

The Fund pays an investment advisory fee to Lexington Management Corporation ("LMC") at an annual rate of 1.00% of the Fund's average daily net assets up to $30 million and at an annual rate of 0.75% thereafter. For 1998, LMC has voluntarily agreed to limit the total expenses of the Fund (including management fees, but excluding interest, taxes, brokerage commissions and extraordinary expenses) to an annual rate of 2.50% of the Fund's average daily net assets. Total reimbursement was $118,355 for the year ended June 30, 1998, and is set forth in the statement of operations.

The  Fund  reimburses  LMC  for  certain  expenses,   including  accounting  and
shareholder servicing costs of $43,788, which are incurred by the Fund, but paid by LMC.

3. CAPITAL STOCK

Transactions in capital stock were as follows:



                                                                          Year ended
                                              ==================================================================
                                                      June 30, 1998                      June 30, 1997
                                              -------------------------------     ------------------------------
                                                 Shares           Amount             Shares           Amount
                                              -----------     -------------       -----------     --------------
Shares sold  ..............................    43,277,982     $  56,943,518        40,011,394     $   99,573,956
Shares issued on reinvestment of dividends        245,887           312,276           304,025            681,017
                                              -----------     -------------       -----------     --------------
                                               43,523,869        57,255,794        40,315,419        100,254,973
Shares redeemed ...........................   (43,887,327)      (59,919,080)      (43,519,439)      (107,156,625)
                                              -----------     -------------       -----------     --------------
 Net decrease   ...........................      (363,458)    $  (2,663,286)       (3,204,020)    $   (6,901,652)
                                              ===========     =============       ===========     ==============

LEXINGTON STRATEGIC INVESTMENTS FUND, INC.
NOTES TO FINANCIAL STATEMENTS
June 30, 1998 and 1997 (continued)

4. PURCHASES AND SALES OF INVESTMENT SECURITIES

The cost of purchases and proceeds  from sales of securities  for the year ended
June  30,  1998,   excluding   short-term   securities,   were  $21,930,769  and
$25,137,668, respectively.

At June 30, 1998, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $25,051 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $20,126,686.

5. INVESTMENT AND CONCENTRATION RISKS

The Fund makes significant investments in foreign securities and has a policy of investing in precious metals and in the securities of companies engaged in the exploration, mining, processing, fabrication and distribution of natural resources. There are certain risks involved in investing in foreign securities or concentrating in specific industries that are in addition to the usual risks inherent in domestic investments. These risks include those resulting from potentially adverse political and economic developments as well as the possible imposition of foreign exchange or other foreign governmental restrictions or laws, all of which could affect the market and/or credit risk of the investments.

In addition to the risks described above, risks may arise from forward foreign currency contracts as a result of the potential inability of counterparties to meet the terms of their contracts.

6. FEDERAL INCOME TAXES--CAPITAL LOSS CARRYFORWARDS

As of June 30, 1998, $13,348,932 of capital loss carryforwards have expired and have been reclassified to additional paid-in capital. Capital loss carryforwards1 available for Federal income tax purposes as of June 30, 1998, are:


                        $ 1,703,574 expiring in 1999;
                         14,932,782 expiring in 2000;
                            591,575 expiring in 2001;
                            753,540 expiring in 2002;
                          2,902,447 expiring in 2003;
                          4,076,418 expiring in 2004;
                            518,308 expiring in 2005; and
                          5,190,797 expiring in 2006.

To the extent any future capital gains are offset by these losses, such gains may not be distributed to shareholders.

1 Temporary book-tax differences of $550,464 are the result of losses generated from wash sales.

LEXINGTON STRATEGIC INVESTMENTS FUND, INC.
FINANCIAL HIGHLIGHTS

Selected per share data for a share outstanding throughout the period:


                                                                        Year ended June 30,
                                                --------------------------------------------------------------------
                                                      1998           1997         1996        1995          1994
                                                     -----          -----        -----       -----         -----
Net asset value, beginning of period   ......        $1.78          $2.81        $2.51       $2.48         $2.30
                                                     -----          -----        -----       -----         -----
Income (loss) from investment operations:
 Net investment income  .....................         0.02           0.03         0.02        0.04          0.04
 Net realized and unrealized gain (loss)
  on investments and foreign
  currency transactions .....................        (0.70)         (1.02)        0.31        0.03          0.18
                                                    ------          -----        -----       -----         -----
Total income (loss) from investment
 operations.   ..............................        (0.68)         (0.99)        0.33        0.07          0.22
                                                    ------          -----        -----       -----         -----
Less distributions from net investment
  income ....................................        (0.02)         (0.04)       (0.03)      (0.04)        (0.04)
                                                    ------          -----        -----       -----         -----
Net asset value, end of period.  ............       $1.08           $1.78        $2.81       $2.51         $2.48
                                                    ======          =====        =====       =====         =====
Total return*  ..............................       (38.40)%       (35.51)%      13.02%       2.47%         9.26%
Ratio to average net assets:
 Expenses, before reimbursement
  or waivers   ..............................         3.58%          1.93%        1.77%       1.70%         1.76%
 Expenses, net of reimbursement or
  waivers   .................................         3.09%          1.93%        1.77%       1.70%         1.76%
 Net investment income, before
  reimbursement or waivers ..................         0.81%          1.24%        0.44%       1.54%         2.00%
 Net investment income  .....................         1.30%          1.24%        0.44%       1.54%         2.00%
Portfolio turnover rate .....................        94.47%         85.10%       84.44%     115.91%        25.66%
Average commissions paid on equity
 security transactions**   ..................      $   0.02          $0.01      $  0.03         --            --
Net assets, end of period (000's omitted)   .      $ 18,584        $31,203      $58,164     $94,059       $73,500

 * Sales load is not reflected in total return.
** In accordance with SEC disclosure guidelines, the average commissions are calculated for the periods beginning with the year ended June 30, 1996, but not for prior periods.

Independent Auditors' Report

The Board of Directors and Shareholders
Lexington Strategic Investments Fund, Inc.


     We have audited the accompanying statements of net assets (including the portfolio of investments) and assets and liabilities of Lexington Strategic Investments Fund, Inc. as of June 30, 1998, and the related statements of operations for the year ended, changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted on audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lexington Strategic Investments Fund, Inc. as of June 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.





KPMG                                              Peat Marwick LLP






New York, New York
August 10, 1998

LEXINGTON
STRATEGIC INVESTMENTS FUNDS, INC.


INVESTMENT ADVISER
---------------------------------------------------------
LEXINGTON MANAGEMENT CORPORATION
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663


DISTRIBUTOR
---------------------------------------------------------
LEXINGTON FUNDS DISTRIBUTOR, INC.
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663


All shareholder requests for services of any kind should be sent to:

    TRANSFER AGENT
    --------------
    STATE STREET BANK AND
    TRUST COMPANY
    c/o National Financial Data Services
    1004 Baltimore
    Kansas City, MIssouri 64105

    OR CALL TOLL FREE:
    Service and Sales: 1-800-526-0056
    24 Hour Account Information:
    1-800-526-0052
    Outside U.S. (201) 845-7300
---------------------------------------------------------


This report has been prepared for the information of the shareholders of Lexington Ramirez Global Income
Fund and is authorized for distribution to the public only if it is accompanied or preceded by a currently effective prospectus which sets forth expenses and other material information.


           L E X I N G T O N


           [GRAPHIC OMITTED]



                LEXINGTON
                STRATEGIC
               INVESTMENTS
                FUND, INC.
      ----------------------------
       Seeks capital appreciation.
         The Fund's investments
        are concentrated in the
          common stock of gold
       and other precious metals
     mining companies and bullion.
     -----------------------------

             ANNUAL REPORT
             JUNE 30, 1998